SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP


           SIXTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP (the "Partnership"), dated as of July 15, 1999 (the "Partnership Agreement"), by and among JP Realty, Inc., as general partner (the "General Partner"), and the Persons whose names are set forth on EXHIBIT A attached thereto and any other Persons who may have become partners in the Partnership as provided therein, as limited partners (the "Limited Partners"). Capitalized terms used but not otherwise defined in this Sixth Amendment shall have the same meanings ascribed to them in the Partnership Agreement.

                          W I T N E S S E T H:

           WHEREAS, pursuant to Section 11.4.C of the Partnership Agreement, the General Partner has approved the restatement of the Schedule of Partners set forth on EXHIBIT A to the Partnership Agreement (the "Schedule of Partners") that reflects the current composition of the Partners of the Partnership;

           WHEREAS, pursuant to Section 14.1.D of the Partnership Agreement, the General Partner has approved the restatement of the Schedule of Obligated Partners set forth on EXHIBIT B to the Partnership Agreement (the "Schedule of Obligated Partners") that identifies each Obligated Partner of the Partnership and such Obligated Partner's respective Restoration Amount; and

           WHEREAS, pursuant to Section 4.2 of the Partnership Agreement, the General Partner is authorized to enter into this Sixth Amendment for purposes of amending the Partnership Agreement to include the Schedule of Partners and the Schedule of Obligated Partners attached hereto.

           NOW, THEREFORE, pursuant to Sections 4.2, 11.4.C and 14.1.D of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows:

           1. SCHEDULE OF PARTNERS. The Schedule of Partners which is set forth on EXHIBIT A to the Partnership Agreement is hereby deleted in its entirety and replaced by the Schedule of Partners on EXHIBIT A attached to this Amendment.

           2. SCHEDULE OF OBLIGATED PARTNERS. The Schedule of Obligated Partners which is set forth on EXHIBIT B to the Partnership Agreement is hereby deleted in its entirety and replaced by the Schedule of Obligated Partners on EXHIBIT B attached to this Amendment.

           3.   RATIFICATION.   Except as expressly modified by this Amendment,
all of the provisions of the Partnership Agreement are hereby affirmed and ratified and remain in full force and effect.


                                                                   NYA 329146.1

IN WITNESS WHEREOF, this Amendment has been duly executed by the General Partner on behalf of the Partnership and the admitted Limited Partner as of the day and year set forth below.

DATED: January 23, 2001          GENERAL PARTNER:
                                 J.P. REALTY, INC.
                                 By: /s/ G. Rex Frazier
                                    ------------------------
                                    Name: G. Rex Frazier
                                    Title:  President



                                                                   NYA 329146.1


                                   EXHIBIT A
                                   ---------
                      PARTNERS AND PARTNERSHIP INTERESTS
                      ----------------------------------

                                                   Partnership      Percentage
                  Name of Partner                     Units          Interest
-------------------------------------------------------------------------------
General Partner
---------------
JP Realty, Inc.
35 Century Park-Way
Salt Lake City, Utah 84115                           16,219,290       81.68727%

LIMITED PARTNERS
----------------
Boise Mall Investment Company, Ltd.                     824,411        4.15208%
Brown, Mike                                                 125        0.00063%
Butterworth, Jodi                                           150        0.00076%
Bybee, Terry                                                320        0.00161%
Cache Valley Mall Partnership, Ltd.                     328,813        1.65604%
Chandler, Harry                                             100        0.00050%
Clauson, Pat                                                100        0.00050%
Cloward, Burke                                           35,460        0.17859%
Cordano, Alan                                               765        0.00385%
Cordano, James                                            1,531        0.00771%
Curtis, Greg                                                 24        0.00012%
East Ridge Partnership                                      100        0.00050%
Enslow, Mike                                                320        0.00161%
Fairfax Holding, LLC                                    786,226        3.95977%
Frank, Alan                                               5,486        0.02763%
Frazier, G. Rex                                           3,680        0.01853%
Frei, Michael                                             6,817        0.03433%
Gillette, Jerry                                             100        0.00050%
Hall Investment Company                                  10,204        0.05139%
Hansen, Kenneth                                           5,102        0.02570%
JCP Realty, Inc.                                        350,460        1.76507%
KFC Advertising                                           5,487        0.02763%
Kelley, Chad                                                125        0.00063%
Kelley, Paul                                                 25        0.00013%
King American Hospital, Ltd.                             63,424        0.31943%
King Provo, Ltd.                                         64,872        0.32672%
King, Warren P.                                           6,244        0.03145%
Mendenhall, Paul K.                                         214        0.00108%
Mulkey, Tom                                                 100        0.00050%
North Plains Development Company, Ltd.                   19,033        0.09586%
North Plains Land Company, Ltd.                           1,758        0.00885%
Olson, Carl                                               1,894        0.00954%
Orton, Byron                                                125        0.00063%
Peterson, Martin G.                                         692        0.00349%
Pine Ridge Development Company, Ltd.                     77,641        0.39103%
Pine Ridge Land Company, Ltd.                             5,176        0.02607%
Price, John                                                 200        0.00101%
Price, Steven                                               350        0.00176%

                                   EXHIBIT A
                                   ---------
                      PARTNERS AND PARTNERSHIP INTERESTS
                      ----------------------------------

                                                   Partnership      Percentage
                  Name of Partner                     Units          Interest
-------------------------------------------------------------------------------
LIMITED PARTNERS (CONTINUED)
----------------
Price 800 Company, Ltd.                                 156,615        0.78878%
Price Commerce, Ltd.                                     63,423        0.31943%
Price East Bay, Ltd.                                     37,157        0.18714%
Price Eugene Bailey Company, Ltd.                        17,497        0.08812%
Price Fremont Company, Ltd.                             166,315        0.83763%
Price Glendale Company, Ltd.                              3,935        0.01982%
Price Orem Investment Company, Ltd.                      66,747        0.33617%
Price Plaza 800 Company, Ltd.                            12,199        0.06144%
Price Riverside Company, Ltd.                            10,983        0.05532%
Price Rock Springs Company, Ltd.                         11,100        0.05590%
Price Taywin Company, Ltd.                              106,381        0.53578%
Priet, Nettie                                               100        0.00050%
Red Cliff Mall Investment Company                       167,379        0.84299%
Roebbelen Engineering                                    72,000        0.36262%
Souvall, Sam                                             23,371        0.11771%
Taycor Ltd.                                              35,462        0.17860%
Tech Park II Company, Ltd.                                4,929        0.02482%
Vise, Phil                                                  160        0.00081%
Watcott, Keith                                           35,460        0.17859%
Watkins, Gary                                             5,102        0.02570%
Wilcher, Abe                                              5,306        0.02672%
Wilcher, Lena                                            10,000        0.05036%
YSP                                                      16,787        0.08455%
                                                   ------------     -----------
Total                                                19,855,352      100.00000%
                                                   ------------     -----------

SSB Tax Advantaged Exchange Fund I REIT, INC.           510,000      100.00000%{1}
                                                   ------------     -----------

Belcrest Realty Corporation                           2,575,000       73.02632%{2}
Belair Real Estate Corporation                        1,225,000       26.97368%{2}
                                                   ------------     -----------
                                                      3,800,000      100.00000%
                                                   ------------     -----------

SSB Tax Advantaged Exchange Fund III REIT, INC.         320,000      100.00000%{3}
                                                   ------------     -----------


1.    Represents all of the Series A Preferred Units issued by the Partnership.
2. Represents a percentage of the Series B Preferred Units issued by the Partnership.
3.    Represents all of the Series C Preferred Units issued by the Partnership.


                                                                   NYA 329146.1

                                   EXHIBIT B

                          LIST OF OBLIGATED PARTNERS


Obligated Partner                                      Restoration Amount
---------------------------------------                ------------------
Boise Mall Investment Co., Ltd.                        $       10,431,599
Cache Valley Mall Partnership, Ltd.                    $        2,904,771
Curtis, Greg                                           $           12,971
Fairfax Holding LLC                                    $       37,653,048
Frazier, G. Rex                                        $          433,980
Frei, Michael                                          $          196,483
James J. Cordano Jr. Children's Trust                  $          500,000
JCP Realty, Inc.                                       $        2,499,998
King American Hospital, Ltd.                           $          146,152
Price Eastbay, Ltd.                                    $          200,959
King, Warren P.                                        $        1,251,609
Mendenhall, Paul K.                                    $           20,005
North Plains Dev. Company, Ltd.                        $        6,019,636
Olson, Carl                                            $          360,904
Peterson, Martin G.                                    $          357,433
Pine Ridge Development Co., Ltd.                       $       18,497,363
Pine Ridge Land Company, Ltd.                          $          512,354
Price Commerce, Ltd. (fka KP Associates, Ltd.)         $          146,152
Price Freemont Company, Ltd.                           $          219,959
Price Glendale Company                                 $        4,201,870
Price Rock Springs Company, Ltd.                       $        6,403,285
Price, John                                            $            9,326
Red Cliffs Mall Inv. Co., Ltd.                         $        1,379,310






                                                                   NYA 329146.1